INVESTOR Presentation Exhibit 99.1

Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on the Company’s current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans" "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that the acquisition of the Margaritaville Resort Casino and Harrah’s Philadelphia may not be consummated on the terms or timeframe described herein, or at all the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the acquisition of the Margaritaville Resort Casino and Harrah’s Philadelphia, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transactions the risk that the call right to reacquire the Octavius Property, in the event that the Harrah’s Philadelphia Purchase Agreement is terminated, may be exercised the terms on which the Company finances the Margaritaville Resort Casino and Harrah’s Philadelphia transactions, including the source of funds used to finance such transactions disruptions to the real property and operations of the Margaritaville Resort Casino and Harrah’s Philadelphia during the pendency of the closings risks that the Company may not achieve the benefits contemplated by the acquisition of the real estate assets (including any expected accretion or the amount of any future rent payments) risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions the Company's dependence on subsidiaries of Caesars Entertainment Corporation ("Caesars") as tenant of all of its properties and Caesars or its subsidiaries as guarantor of the lease payments and the consequences of any material adverse effect on their business could have on the Company the Company's dependence on the gaming industry the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust ("REIT") taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes the impact of extensive regulation from gaming and other regulatory authorities the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties the possibility that the tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases restrictions on the Company's ability to sell its properties subject to the lease agreements the Company's substantial amount of indebtedness and ability to service and refinance such indebtedness the Company's historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition the Company's inability to achieve the expected benefits from operating as a company independent of Caesars limits on the Company's operational and financial flexibility imposed by its debt agreements the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. ("CEOC") fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2017, Quarterly Reports on Form 10‐Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Financial Data Financial information provided herein is as of June 30, 2018 unless otherwise noted. Published August 20, 2018. Disclaimers

Caesars Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars and CEOC included in this presentation have been derived from Caesars' public filings and other publicly available presentations and press releases. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. This Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. This industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. FFO is a non‐GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate depreciation. AFFO is a non‐GAAP measure that is used as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non‐cash stock‐based compensation expense, amortization of debt issuance costs and original issue discount, non‐cash interest expense, non‐real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges on non‐real estate assets, amortization of capitalized leasing costs and gains (or losses) on debt extinguishment. Adjusted EBITDA is a non-GAAP financial measure, which we define as net income as adjusted for gains (or losses) from sales of property, real estate depreciation, direct financing lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non‐cash stock‐based compensation expense, amortization of debt issuance costs and original issue discount, other non‐cash interest expense, non‐real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges on non‐real estate assets, amortization of capitalized leasing costs, gains (or losses) on debt extinguishment, interest expense, net and income tax expense. These non‐GAAP financial measures (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, our ability to make cash distributions, or our ability to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. Disclaimers (CONTINUED)

Certain Non-GAAP Financial Measures of Caesars and CEOC In this presentation, we include Adjusted EBITDA of Caesars (which is the guarantor of the lease payment obligations under the Formation Lease Agreements) and CEOC (subsidiaries of which are tenants under the Formation Lease Agreements) and Adjusted EBITDAR of CEOC, all as reported by Caesars in its publicly available filings with the SEC. Each of Adjusted EBITDA and Adjusted EBITDAR is a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP) of Caesars or CEOC. Adjusted EBITDA of Caesars and CEOC is defined as net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that are not considered indicative of ongoing operating performance at an operating property level, further adjusted to exclude certain non-cash and other items. Adjusted EBITDA of Caesars and CEOC may not be comparable to similarly titled measures reported by other companies within the industry. Caesars has indicated in its publicly available filings with the SEC that management of Caesars uses Adjusted EBITDA of Caesars and CEOC to measure performance and allocate resources and believes that Adjusted EBITDA provides investors with additional information consistent with that used by management and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Caesars and CEOC. We, in turn, use Adjusted EBITDA of Caesars and CEOC to evaluate the capacity of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. Such information is not publicly available for the applicable tenant under the HLV Lease Agreement or its guarantor. Property EBITDAR of Caesars and CEOC is defined as revenues less property operating expenses and is comprised of net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that Caesars does not consider indicative of its ongoing operating performance at an operating property level. Adjusted EBITDAR is defined as EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the following reconciliation, and is presented as a supplemental measure of Caesars’ performance. Caesars has indicated that its management believes that Adjusted EBITDAR provides its investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of Caesars. We, in turn, use Property EBITDAR and Adjusted EBITDAR of Caesars and CEOC to evaluate the ability of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. Disclaimers (CONTINUED)

1 WHO WE ARE

MISSION To be America’s most dynamic leisure & hospitality experiential Real estate company VISION We seek to be the real estate partner of choice for the leading creators & operators of place-based, scaled leisure & hospitality experiences We seek to lease properties to tenants with market-leading relationships with high value consumers of leisure & hospitality VICI is the next generation experiential real estate company

Our four key pillars of value Gaming Markets LV Reno/Tahoe AC Chicagoland Bossier City KC Tunica Council Bluffs Metropolis Gulf Coast Louisville TBU: Price update VICI Market cap, Caesars market cap Portfolio Quality and Diversity 20 Market-Leading Gaming Facilities and 4 Golf Courses Across: 9 States 11 MSAs 36.6 Million Sq. Ft. 35-Year Master Leases1 ~34 Acres of Developable Las Vegas Strip Land Announced Definitive Agreement to Acquire Margaritaville Resort Casino on June 19, 2018 Signed PSA for Harrah’s Philadelphia on July 12, 2018 Tenant Operational Excellence and Strong Credit Attributes 3.6x Corporate Level Rent Coverage from Caesars2 Caesars ~$9 Billion Market Capitalization3 Market-Leading Loyalty Program & Network Effect $520 Million Capex Requirement of Tenant Over Rolling 3-year Periods Announced Definitive Agreement to Acquire Margaritaville with Penn National Gaming, increasing tenant diversification Capital Financial Flexibility to Fund Growth $7.6 Billion Market Capitalization; ~$11 Billion Enterprise Value3 $884 Million and $702 Million in annualized 2Q’18 Revenue and Adj. EBITDA4 3.8x Interest Coverage Ratio5 3 Call Options Properties @ 10% Cap Rate for 5 Years Attractive Anticipated Dividend Yield of 5.6%4 Balance Sheet Poised for Growth Governance Institutional REIT Structure and Experienced Management Balanced Real Estate and Gaming Industry Experience with the Board and Management No REIT / Tenant Board Overlap No Tenant Ownership of REIT Separation of Chairman & CEO roles Internally Managed Caesars’ 35-year master leases structured as 15-year initial term with four five-year extensions. Corporate Rent Coverage represents Caesars corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by Caesars Resort Collection (“CRC”). See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. Market values as of June 30, 2018. Based on June 30, 2018 stock price and a targeted annualized dividend of $1.15 per share, which the Company announced as its targeted dividend rate on August 2, 2018, and is subject to a subsequent declaration by the Board and is expected to begin in connection with the Company’s third quarter 2018 dividend. Calculated as $702 million annualized 2Q’18 Adjusted EBITDA divided by $185 million annualized 2Q’18 interest expense, net. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure.

Experiences Things Experiences Things Source: Evercore ISI Equity Research. Represents the comparison of 166 Companies that sell “things”, including retailers (online such as Amazon and in-store), manufacturers of consumer staples and durables as well as consumer discretionary items (such as Apple) to 138 Companies that sell “experiences”, including airlines, leisure related companies (examples include hoteliers, casino gaming, video game providers and manufacturers of recreational products such as camping equipment), media content providers, theater operators and restaurants. Returns as measured by total share price performance, excluding dividends. The Advantage of Experiential Real Estate Superior Revenue Growth Superior Returns1 Companies that sell “Experiences” have consistently outperformed companies that sell “Things” - both financially and operationally

2 Diversified Revenue Streams from Gaming, F&B, Retail and Entertainment 7 Lack of Near Term Supply Growth in Highly Desirable Las Vegas Market 6 Transparent Growth Pipeline 1 Triple Net REIT with 100% Occupancy 5 Tenant Financial Transparency & Strength 3 High Barriers to Entry Given Legislative & Regulatory Controls 8 Regional Gaming Cash Flows Show Low Volatility Through All Cycles, Including Financial Crisis 4 State & Local Incentives to Ensure Casinos Thrive Fundamental Advantages of our Experiential and Gaming Real Estate portfolio

INVESTMENT HIGHLIGHTS 2

Key Investment highlights Geographically Diverse Revenue Sources Supported by Well-Structured Leases Stable Cash Flows 3 Parent Guarantee From a Leading Global Operator with Industry-Leading Brands1 Leading Tenant 2 Experiential Real Estate Diversification Across Markets and MSAs Diverse, High Quality, Experiential Portfolio 1 Broad and Visible Growth Opportunities Actionable Growth Opportunities 5 Experienced and Independent Management Team and Board of Directors with No Tenant Overlap Strong Governance 6 Caesars provides a corporate level guarantee of the rent obligations for all properties leased from VICI except Harrah’s Las Vegas, which is guaranteed by CRC. Disciplined Capital Management with Significant De-levering Since Emergence Balance Sheet Positioned for Growth 4

# 1 HIGH QUALITY REAL ESTATE ANCHORED BY ICONIC ASSETS

**N. KANSAS CITY**



Harrah's N. Kansas City

**COUNCIL BLUFFS**



Harrah's Council Bluffs



Horseshoe Council Bluffs

**METROPOLIS**



Harrah's Metropolis

**HAMMOND /JOLIET**



Horseshoe Hammond



Harrah's Joliet

**PHILADELPHIA**



Harrah's Philadelphia[1]

**LAKE TAHOE / RENO / STATELINE**



Harrah's Reno



Harvey's Lake Tahoe



Harrah's Lake Tahoe



Lake Tahoe / Reno / Stateline
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Hammond /Joliet
Elizabeth
Paducah
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans
Philadelphia
Atlantic City

**ATLANTIC CITY**



Bally's Atlantic City



Caesars Atlantic City

**PADUCAH**



Horseshoe Southern Indiana



Bluegrass Downs

**BILOXI**



Harrah's Gulf Coast

**LAS VEGAS**



Harrah's Las Vegas



Caesars Palace Las Vegas



Octavius Tower [1]

**BOSSIER CITY**



Margaritaville Bossier



Louisiana Downs



Horseshoe Bossier City

**TUNICA RESORTS / ROBINSONVILLE**



Horseshoe Tunica



Tunica Roadhouse Hotel & Casino

★ CURRENT PORTFOLIO

OT CLOSED AND PSA SIGNED ON 7/11

AGMT TO ACQUIRE SIGNED ON 6/18

★ CALL OPTION PROPERTIES
- Harrah's New Orleans
- Harrah's Laughlin
- Harrah's Atlantic City

★ DESIGNATED ROFR (CENTAUR) / PUT-CALL (CONVENTION CENTER) PROPERTIES
- Indiana Grand, Centaur
- Hoosier Park, Centaur
- Caesars Forum Convention Center, Vegas

★ OWNED GOLF COURSES
- Cascata Golf Course, Boulder City
- Rio Secco Golf Club, Henderson
- Grand Bear Golf Course, Harrison County
- Chariot Run Golf Course, Laconia

VICI

1. Octavius Tower (OT) at Caesars Palace acquisition closed and PSA for Harrah's Philadelphia signed on July 11, 2018.

12

Caesars palace: iconic asset in PRIME location on las Vegas strip Over 27,000 daily visitors Home to The Forum Shops, a 680,000 sq. ft. shopping mall and 4th largest grossing retail shopping mall per sq. ft. Located on ~86 acres of land at the heart of the Las Vegas Strip 3,970 hotel rooms across 6 towers 40,000+ sq. ft. Qua Baths & Spa, Color Salon, 8 swimming pools, fitness centers, and a business center 300,000+ sq. ft. of convention, meeting, and ballroom space Over 20 restaurants, lounges and bars 81,300 sq. ft. Omnia Nightclub and the 4,300-seat Colosseum ~124,200 sq. ft. of casino space including over 1,400 slot and table gaming units 7 acres of developable land 1

# 2 CAESARS ENTERTAINMENT: LEADING OPERATOR AS TENANT

## Total Rewards Advantage

**Total Rewards is the Gaming Industry's First, Largest, and Most Preferred Loyalty Program**

| >60% | ~40 Casinos | Members Earn | >50mm |
|---|---|---|---|
| Members view it as their preferred loyalty program | Accept Total Rewards across 23 markets | & redeem points from gaming & hospitality spending at any Caesars property | Total Rewards members from all 50 states and 125 countries |

## MSA Diversity



New Orleans 3%
Nashville 1%
Memphis 3%
Omaha 4%
Kansas City 4%
Las Vegas 35%
Dallas 7%
Louisville 7%
Chicago 8%
San Francisco 11%
Philadelphia 17%

## Well Capitalized Tenant with Strong Rent Coverage

**Caesars' Enterprise EBITDAR & Corporate Level Rent Coverage [1,2]**

*($ in millions; Caesars EBITDAR / VICI Rent x)*



$2,120
$2,204
$2,245
$2,270
3.4x
3.5x
3.6x
3.6x
2015
2016
2017
LTM 6/30/18

## Tenant's Underlying Revenue Diversity [3]



Other[4] 12%
Food and Beverage 19%
Gaming 51%
Rooms 18%

*Source: Caesars public filings, Caesars Form 10-K for the year ended December 31, 2017 and Form 10-Q for the quarter ended June 30, 2018*

1. *See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. Caesars Enterprise Wide Adjusted EBITDAR does not give pro forma effect to the merger with Caesars Acquisition Corporation, but includes the operations of Caesars Entertainment Operating Company.*
2. *Caesars provides corporate level guarantee of the rent obligations for all VICI owned properties except Harrah's Las Vegas, which is guaranteed by CRC.*
3. *Represents 12 months ended June 30, 2018 revenue by vertical for Caesars based on Caesars' Form 10-Q for the quarter ended June 30, 2018 and Same-Store supplemental information in Caesars' "Effect of Revenue Recognition Restatement", which are publicly available.*
4. *Includes entertainment revenues, rental income, and parking revenues.*

VICI

14

Broad array of Tenant Revenue Streams VICI IS A REAL ESTATE COMPANY FOCUSED ON OWNING EXPERIENTIAL PROPERTIES IN DYNAMIC MARKETS WHERE HOSPITALITY, GAMING, ENTERTAINMENT, AND LEISURE INTERSECT Per HLV bifold Per HLV bifold Per HLV bifold Had been 113 prior to HLV Adding Ruth’s Chris Toby Keith’s I love this bar & Grill Oyster Bar Fulton St Food Hall Flavors Buffet Ben & Jerrys Starbucks Per HLV bifold Per HLV bifold Had been 39 before HLV. Adding Beer bar, Carnaval Court, Piano Bar, Numb Frozen Cocktails 1 Pool (leaving as is since was 20+ before HLV 1.3 Million Square Feet Casino Space ~14,500 Rooms Hotel Rooms 120+ Restaurants Food & Beverage State-of-the-art meeting space including Caesars Palace Las Vegas’ ~300K sq. ft. ~780K Square Feet Meeting Space 50+ Outlets Retail ~1,600 Ticketed Shows Live Entertainment 43 Bars / Nightclubs 20+ Pools 4 Golf Courses Recreational Activities 3

Disciplined Capital Management VICI Has Accomplished More Since Emergence Than Many REITs Do in Their Entire History… …And With a Defined, In-Place Growth Plan, We are Just Beginning 4 Refinanced and Retired a Substantial Amount of Debt, Greatly Reducing Interest Expense -- Leverage Reduced Dramatically to 4.6x2, Bringing it In-Line with Peers DEBT CAPITAL Completed $1Bn Equity Private Placement. Proceeds Used to Fund Accretive HLV Acquisition -- Completed $1.4Bn Upsized IPO With Over-Allotment in 4th Largest REIT IPO EQUITY CAPITAL Acquired Harrah’s Las Vegas for $1.14Bn at a Cap Rate of 7.7%1 -- Acquired Octavius Tower and Agreed to Acquire Harrah’s Philadelphia, with Lease Modifications, at a Net Cap Rate of 9.5%3 -- Agreed to Acquire Margaritaville with Penn National at a Cap Rate of 8.9%4 GROWTH Deals Purchase Price Rent Harrah’s Las Vegas $ 1,136____ $ 87 Harrah’s Philadelphia Octavius Tower $ 5905___ $ 56 Margaritaville $ 261 ____ $ 23 Total $ 1,987 ___ $ 167 ($MM) Calculated based on $87.4 million Year 1 Rent, divided by $1,136 million Harrah’s Las Vegas acquisition price. Represents $3.2 billion Net Debt as of June 30, 2018, divided by the annualized 2Q’18 Adjusted EBITDA of $702 million. The transaction announced on July 12, 2018 is subject to customary closing conditions, including obtaining requisite lender and holder consents under documents governing certain of our debt obligations, and is currently expected to close during the fourth quarter of 2018. The transaction announced on June 19, 2018 is subject to customary closing conditions and is currently expected to close during the second half of 2018. Net purchase price includes the impact of a $159 million reduction to the $241.5 million purchase price of Harrah’s Philadelphia, reflecting the aggregate net present value of the contemplated lease modifications with Caesars, resulting in net cash consideration for Harrah’s Philadelphia of $82.5 million.

# 4 BALANCE SHEET POSITIONED FOR GROWTH

## Capitalization Summary

*(Data as of June 30, 2018)*

| $ and shares in millions | 2Q'18 |
|---|---|
| Revolving Credit Facility ($400 million capacity) | $0 |
| Term Loan B Facility | 2,100 |
| Second Lien Notes | 498 |
| **Total Non-CPLV** | **2,598** |
| CPLV CMBS Debt | 1,550 |
| **Total Debt** | **4,148** |
| Cash | (941) |
| **Net Debt** | **$3,207** |
| Total Common Shares Outstanding | 370.1 |
| Annualized 2Q'18 Adjusted EBITDA[1] | 702 |
| **Total Leverage Ratio** | **5.9x** |
| **Net Leverage Ratio** | **4.6x** |

## Disciplined Balance Sheet Management[2]

Net Leverage Ratio progression



8.4x
6.5x
4.7x
4.6x
Emergence
Initial HLV Acquisition
Post-IPO
6/30/2018
3.8x Interest Coverage Ratio[3]

## Fixed / Floating Composition[4]



Variable Rate, 14%
Fixed Rate, 86%

1. *$175 million Adjusted EBITDA annualized.*
2. *Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. Emergence Net Leverage Ratio calculated based on $5.2 billion Net Debt and $618 million Adjusted EBITDA ($631 million 2016 PF Adj. EBITDA at Formation further adjusted for incremental estimated independent company G&A of $13 million). Initial HLV Acquisition Net Leverage Ratio calculated based on $4.8 billion Net Debt and $711 million Adjusted EBITDA ($724 million 2016 PF Adj. EBITDA further adjusted for incremental estimated independent company G&A of $13 million). See Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure.*
3. *Calculated as $702 million annualized 2Q'18 Adjusted EBITDA divided by $185 million annualized 2Q'18 interest expense, net. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure.*
4. *Reflects interest rate swap transactions entered into April 24, 2018.*

VICI

17

Clear Path of Identifiable and Actionable Growth Broad Opportunities Across Identified and Other Experiential Real Estate Assets Clear Pipeline for Growth + Other Gaming Assets + other Leisure, Hospitality, and entertainment Assets The Company announced on July 12, 2018 that it completed the acquisition of the real estate assets related to Octavius Tower. This acquisition represents the consolidation of the portion of the remaining real estate of Caesars Palace Las Vegas not already owned by the Company. On June 19, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets of the Margaritaville Resort Casino. On July 12, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Harrah’s Philadelphia. Both acquisitions are subject to customary closing conditions. Caesars does not have a contractual obligation to sell these properties to VICI and will make an independent financial decision in any potential transaction. 5 # of VICI Properties Caesars Forum Convention Center As Well as ROFR on Any Caesars Real Estate Purchased Outside Clark County, NV +84% Increase in Number of Properties 3 Caesars Octavius Tower1 2

NOI ($MM) Attractive Gaming Real Estate Valuation – Harrah’s Las Vegas Cap Rate (%) Source: Real Capital Analytics (RCA). Transaction was for a stake in the property; bubble represents the implied price of 100% interest. 5 Circle sizes represent relative asset value 1 1 1 1 1 1 2016 – 2017 Single-Asset Real Estate Transactions with NOI > $70 Million

Organic growth from three Caesars option properties http://investor.caesars.com/releasedetail.cfm?releaseid=932263 “ATLANTIC CITY, N.J., Sept. 18, 2015 /PRNewswire/ -- Caesars Entertainment Corporation officially opened on Thursday, September 17th its Waterfront Conference Center at Harrah's Resort Atlantic City. The $125.8 million center's grand opening was celebrated with a ribbon cutting, fireworks and customer event. The Harrah's Waterfront Conference Center has already booked meetings and conventions through 2019.  Harrah's Resort Atlantic City is an indirect subsidiary of Caesars Entertainment Corporation (NASDAQ: CZR). The investment in the Harrah's Waterfront Conference Center comes at a time when there is significant demand for meetings facilities in the Northeast and no clear leader to serve the business traveler's needs. The 100,000 square foot state-of-the-art facility is now the largest conference-hotel complex from Baltimore to Boston, providing an attractive new option for the $280 billion national meetings industry that has a $16 billion foothold in the Northeast.” Harrah’s Atlantic City Integrated hotel and resort located in the Marina district of Atlantic City with leading service, including high-limit gaming, major F&B, and nightlife outlets Recently invested $125.8 million in a Water Front Conference Center offering +100,000 sq. ft. of versatile meeting space Harrah’s Laughlin Integrated hotel and resort located on the banks of the Colorado River in Laughlin, NV Offering unique amenities such as a hotel beach, access to water sports, and golf courses Strategically-located, Mardi Gras-themed resort and casino operating as the only land‑based casino in Louisiana 50% of Harrah’s New Orleans business is national and competes against major gaming destinations Harrah’s New Orleans VICI HAS A 5-YEAR CALL OPTION FROM SPIN-OFF1 TO ACQUIRE THREE PROPERTIES AT A 10% CAP RATE2 WITH $130 MILLION OF TOTAL RENT AS OF JUNE 20163 Term extends until October 6, 2022. Under the Call Right Agreements, rent equates to 60% of the trailing Property EBITDAR at the time of exercise. The Purchase Price is set at 10.0x rent. Source: Caesars Entertainment Operating Company Disclosure Statement for the Debtors’ Second Amended Joint Plan of Reorganization filed in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division on June 28, 2016. In conjunction with the Plan of Reorganization, the Debtors’ investment banker performed a valuation analysis. Such valuation assumed annual rent associated with the option properties of $130.0 million. These estimates were prepared by the Debtors. There can be no assurance that the Company will acquire any or all of the option properties, and the acquisition of the option properties is subject to various risks and uncertainties, including business, regulatory and others. 5 * 50% National business for HNO per John Payne

Right of first refusal / PUT-CALL assets provide Incremental built in Acquisitions pipeline On July 16, 2018 Caesars completed the acquisition of Centaur Holdings for $1.7bn (12.1x LTM EBITDA1) Centaur owns and operates two gaming assets Caesars is expected to build a $375mm center with ~300K sq.ft. convention space on land acquired in HLV transaction; scheduled to open by 2020, broke ground on July 16, 2018 Put-Call Agreement Put Right: If the Caesars Forum Convention Center (FCC) is built, Caesars has a 1‐year put option beginning in 2024 HLV Repurchase Right: If VICI does not purchase the FCC real estate, Caesars has the option to buy HLV for 13.0x rent Call Right: If Caesars doesn’t exercise the put option on HLV, VICI has a 1‐year call option on the FCC beginning in 2027 Rent associated with the FCC will be 7.7%2 of purchase price included in HLV lease and escalate at 1% per annum3 Centaur & ECC stats from CZR 8-K filed 12/1/17. “Caesars Entertainment / Caesars Resort Collection, LLC Investor / Lender Call December 1st , 2017” Mutual ROFR on any Domestic Properties Acquired by Caesars Outside of Clark County, Nevada Centaur Real Estate Caesars Forum Convention Center 5 Source: Caesars Investor / Lender Call Presentation from 8-K filed December 1, 2017. Implied cap rate on 13.0x purchase multiple. Rent expected to be $35.4 subject to a 1.75x LTM combined HLV and FCC rent coverage floor. As part of the acquisition of the Harrah’s Las Vegas real estate, VICI sold undeveloped land to Caesars and acquired a ROFR on the Centaur Gaming real estate Indiana Grand is a casino and horse track with ~80K sq.ft. of gaming space located 23 miles from Indianapolis Hoosier Park is a casino and horse track with ~170K sq.ft. of gaming space located 35 miles from Indianapolis

Caesars Palace Harrah’s Paris Planet Hollywood Venetian The Mirage Bellagio The Cosmopolitan Additional las vegas land provides opportunity for further growth 5 DEMONSTRATED ABILITY TO CAPITALIZE ON STRATEGIC OPPORTUNITIES & MONETIZE EXISTING ASSETS Caesars-owned 41 acres VICI has a Put-Call Rights Agreement on 18 acres for Caesars’ expected Caesars Forum Convention Center VICI-owned 27 acres of land that is part of the Non-CPLV lease strategically located adjacent to the LINQ and behind Planet Hollywood VICI-owned 7 acres of Strip frontage property at Caesars Palace part of the CPLV lease and available for redevelopment The LINQ Note: Map is illustrative and may not be shown exactly to scale.

Multiple Avenues For growth M&A Framework: Clear Acquisition Criteria  Market Quality Asset Real Estate Quality Asset Income Quality Accretion Necessary Return Thresholds Core Portfolio Caesars Call Option Properties Caesars LV & non-LV Properties/Lands Acquisition & Development Partnerships with Caesars Casino Acquisitions w/ other Gaming Cos. International Gaming Opportunities Non-Gaming Resorts Strategic & Economic Risk Time Opportunities Growth Other Leisure & Hospitality 5

6

# PROVEN AND INDEPENDENT MANAGEMENT TEAM WITH EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY



## EDWARD PITONIAK
**Chief Executive Officer**

### BIOGRAPHY

- Previously served as the Vice Chairman of Realterm and currently serves as an independent director on the Board of Ritchie Brothers
- Served as Managing Director, Acting CEO and Trustee of InnVest, Canada's largest hotel REIT. In 2015, he became InnVest's Chairman and led the company through its sale process in 2016
- Founding Director of Regal Lifestyle Communities, an assisted-living real estate owner and operator; sold to HCN/Revera in 2015
- CEO of CHIP REIT, producing 4 consecutive years of total return leadership among Canadian hotel REITS (average total return 25% for 4 years). Sold to Canadian pension fund in late 2007, doubling value of the REIT over the 4 years
- Previously served as Senior Vice President at Intrawest and began his career at Times Mirror Magazines, where he served as editor-in-chief and associate publisher for Ski Magazine
- Received a BA from Amherst College

### AFFILIATIONS

REALTERM LOGISTICS · RITCHIE BROS. · INTRAWEST · SKI · CHIP REIT · InnVest



## JOHN PAYNE
**President and Chief Operating Officer**

### BIOGRAPHY

- Previously served as CEO of Caesars Entertainment Operating Company
- Has held multiple roles with Caesars during the course of his career including President of Central Markets and Partnership Development, President of Enterprise Shared Services, President of Central Division, and Atlantic City President
- Previously served as Gulf Coast Regional President of Caesars and Senior Vice President and General Manager of Harrah's New Orleans
- Received an MBA from Northwestern University and a BA in Political Science from Duke University

### AFFILIATIONS

CAESARS ENTERTAINMENT · Harrah's New Orleans



## DAVID KIESKE
**Chief Financial Officer**

### BIOGRAPHY

- Previously served as Managing Director of Real Estate & Lodging Investment Banking Group at Wells Fargo Securities / Eastdil Secured with a focus on hospitality and leisure
- Previously worked in Real Estate & Lodging Investment Banking at Citigroup and Bank of America
- Served as Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust, a triple net single tenant office REIT listed on the NYSE
- Prior to this Mr. Kieske was a Senior Accountant at Deloitte & Touche as well as Novogradac & Co.
- Received an MBA from University of California Los Angeles and a BS from UC Davis

### AFFILIATIONS

EASTDIL SECURED · WELLS FARGO · Deloitte. · citi · Bank of America Merrill Lynch

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# 6 INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS

- ✓ NO TENANT / DIRECTOR OVERLAP
- ✓ 0% PARENT/ TENANT COMPANY OWNERSHIP
- ✓ INDEPENDENT CHAIRMAN
- ✓ SEPARATION OF CHAIRMAN & CEO ROLE
- ✓ ANNUALLY ELECTED BOARD[1]



## James Abrahamson*

**AFFILIATIONS**

BrightView · Interstate · CorePoint Lodging

**BIOGRAPHY**

- Chairman of Interstate Hotels & Resorts
- Previously served as Interstate's CEO from 2011 to March 2017
- Serves as an independent director at CorePoint Lodging and at BrightView Corporation



## Diana Cantor

**AFFILIATIONS**

AIM13 · Domino's · Universal Corporation · Virginia Retirement System · Virginia529 · New York Private Bank & Trust

**BIOGRAPHY**

- Partner with Alternative Investment Management, LLC
- Vice Chairman of the Virginia Retirement System
- Served as an MD with New York Private Bank and Trust
- Serves as a director at Domino's Pizza, Inc. and Universal Corporation



## Eugene Davis

**AFFILIATIONS**

Aliante · US Concrete · Titan Energy · Delta · Pirinate Consulting Group · Verso

**BIOGRAPHY**

- Founder and CEO of PIRINATE Consulting Group, LLC
- Serves as Chairman of the Board of Atlas Iron Limited and WMIH Corporation
- Serves as a director of Verso Corporation and Titan Energy
- Previously a director at Planet Hollywood, Delta Airlines, Windstar Cruise Line, Genco Shipping and Trading, and Aliante



## Eric Hausler

**AFFILIATIONS**

WMIH Corp. · Windstar · Isle Capri · Bear Stearns

**BIOGRAPHY**

- Previously served as CEO of Isle of Capri Casinos
- Previously served as ISLE's CFO from 2014 to 2016
- Served as an MD in Fixed Income Research, covering the gaming, lodging and leisure industries for Bear Stearns



## Elizabeth Holland

**AFFILIATIONS**

Abbell Associates · Federal Realty Investment Trust · ICSC

**BIOGRAPHY**

- CEO of Abbell Associates, LLC
- Currently serves as an independent director of Federal Realty Investment Trust
- Serves the Executive Board and the Board of Trustees of International Council of Shopping Centers



## Craig Macnab

**AFFILIATIONS**

National Retail Properties · American Tower · CF Cadillac Fairview · ddr · ForestCity · Eclipsys

**BIOGRAPHY**

- Held the position of Chairman and CEO of National Retail Properties, Inc. from 2008 to April 2017
- Serves as an independent director of Forest City and American Tower Corporation
- Previously served as director of Eclipsys Corporation from 2008 – 2014 and DDR from 2013 – 2015



## Edward Pitoniak

**AFFILIATIONS**

Realterm · Ritchie Bros. · InnVest · Intrawest · Times Mirror Magazines · SKI

**BIOGRAPHY**

- CEO of VICI Properties Inc.
- Previously served as Vice Chairman of Realterm
- Serves as an independent director of Ritchie Brother Auctioneers
- Served as Chairman of InnVest from 2015 – 2016



## Michael Rumbolz

**AFFILIATIONS**

Everi · Hard Rock

**BIOGRAPHY**

- President and CEO of Everi Holdings, Inc.
- Serves as an independent director of Seminole Hard Rock Entertainment, LLC.
- Previously served as Chairman and CEO of Cash Systems, Inc. from 2005 – 2008

VICI

** Denotes Chair of Board of Directors*

1. *Opted out of the Maryland Unsolicited Takeover Act.*

25

3 Appendix

Gaming Revenues Resilient Through All Cycles Source: Haver Analytics, Goldman Sachs Global Investment Research, Published February 26, 2018. Refers to the Personal Consumption Expenditures as defined and reported by the U.S. Bureau of Economic Analysis. Peak-to-trough, casino gambling has held better than retail/food services and overall S&P 500 Revenues 1

# MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

| | Non-CPLV & Joliet (2 Leases)[1] | Caesars Palace Las Vegas[2] | Harrah's Las Vegas |
|---|---|---|---|
| Initial Base Rent | $465 Million | $165 Million | $87 Million |
| Annual Escalator | Greater of 2% or change in CPI beginning in year 6 | Greater of 2% or change in CPI beginning in year 2 | Greater of 1% per year for years 2 – 5 and greater of 2% or change |
| Lease Years 1-7 | Initial Base Rent, subject to Annual Escalator beginning 6th lease year | Initial Base Rent, subject to Annual Escalator beginning 2nd lease year | Initial Base Rent, subject to Annual Escalator beginning 2nd lease year |
| Rent Resets | Rent subject to Annual Escalator plus reset in year 8 of 70% Base / 30% Variable rent and in year 11 of 80% Base / 20% Variable rent. Variable rent subject to an adjustment in Annual Non-CPLV Facility Net Revenue of 19.5% and 13% in years 8 and 11, respectively | Rent subject to Annual Escalator plus reset in year 8 and 11 of 80% Base / 20% Variable rent. Variable rent subject to an adjustment in Annual CPLV Facility Net Revenue of 13% in years 8 and 11 | Rent subject to Annual Escalator plus reset in year 8 and 11 of 80% Base / 20% Variable rent. Variable rent subject to an adjustment in HLV revenue indexed to 2017 of 4% in year 8 with additional resets indexed to 3 years prior |
| Term | 15-year initial term with four 5-year renewal options | | |
| Guarantee | Caesars will guaranty the payment and performance of all monetary obligations under the Leases | | Caesars Resorts Collection will guaranty the payment and performance of all monetary obligations under the Leases |
| Capex Requirement | $350 Million Capex spending required over rolling 3 year period at $100 Million minimum per year[3] | | $171 Million between 2017 and 2021[4] |

**$727mm[5] Initial Annual Rent**

**Corporate Rent Coverage Ratio of Caesars at 3.5x[6]**

1. *Contemplated lease modifications, which are not reflected in the chart above, will modify annual escalators to start in year 2 and variable rent resets are reduced from 19.5% and 13% to 4% and based on a three-year rolling average. Additionally, the contemplated lease modifications provide for a 1.7x EBITDAR coverage ratio. The contemplated lease modifications are subject to the closing of Harrah's Philadelphia, as well as obtaining requisite lender and holder consents under our debt documents.*
2. *Initial Base Rent does not include the $35 million base rent added with the acquisition of Octavius Tower, which closed on July 12, 2018. The Octavius Tower lease will be consolidated into the CPLV lease agreement upon the close of Harrah's Philadelphia and the execution of the related lease modifications, which will modify the variable rent resets from 13% to 4% and provided for a 1.2x EBITDAR coverage ratio.*
3. *Over the three years, the $350 million minimum is allocated $84 million to CPLV, $255 million to Non-CPLV (total $339 million) and the rest to CPLV/Non-CPLV as tenant may elect.*
4. *Maintenance capex at 1% of net revenue thereafter.*
5. *Includes $10 million attributable to annual golf course fees.*
6. *Corporate Rent Coverage represents Caesars corporate level guarantee of the rent obligations for all VICI owned properties except Harrah's Las Vegas, which is guaranteed by CRC. See later pages of the Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure.*

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# RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES

The following table reconciles net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA less incremental G&A for the periods presented.

| ($ in millions) | At Formation[1] – YE December 31, 2016 | Post-HLV – YE December 31, 2017[1] | Post-IPO – YE December 31, 2017[1] | Three Months Ended June 30, 2018 |
|---|---|---|---|---|
| **Net Income** | **$421** | **$583** | **$583** | $139 |
| Real Estate Depreciation | – | – | – | – |
| **FFO** | **$421** | **$583** | **$583** | **$139** |
| Direct Financing Lease Adjustments[2] | (52) | (57) | (57) | (13) |
| Non-cash stock compensation | – | – | – | 1 |
| Amortization of debt issuance costs and original issue discount | – | 6 | 6 | 1 |
| Other Depreciation[3] | 2 | 2 | 2 | 1 |
| Capital Expenditures | – | – | – | (0) |
| **AFFO** | **$372** | **$534** | **$534** | **$129** |
| Interest Expense, Net | 257 | 189 | 189 | 46 |
| Provision for Income Taxes | 2 | 2 | 2 | 0 |
| **Adjusted EBITDA** | **$631** | **$724** | **$724** | **$175** |
| Incremental G&A[4] | 13 | 13 | 13 | – |
| **Annualized Adjusted EBITDA less incremental G&A[5]** | **$618** | **$711** | **$711** | **$702** |
| Total Debt (Including Preferred Equity[6]) | 5,217 | 4,817 | 4,148 | 4,148 |
| Cash and Cash Equivalents[7] | 56 | 184 | 801 | 941 |
| **Net Debt** | **$5,161** | **$4,633** | **$3,347** | **$3,208** |
| **Net Debt to Adjusted EBITDA less incremental G&A** | **8.4x** | **6.5x** | **4.7x** | **4.6x** |

1. *Pro forma for Formation Transactions following Emergence as described in the Prospectus dated January 31, 2018 relating to the Company's initial public offering. For further information, see "Unaudited Pro Forma Combined Condensed Financial Information" in "Selected Historical and Pro Forma Financial Data" starting on page 61.*
2. *Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases.*
3. *Represents depreciation related to our golf course operations.*
4. *Represents midpoint of $12 million to $14 million estimate of general and administrative costs on a consolidated basis, including costs of operating as an independent company, incremental to the $11 million of general and administrative expenses reflected in unaudited pro forma combined statement of operations for the year ended December 31, 2016.*
5. *Annualized Adjusted EBITDA calculated by taking the quarterly EBITDA value less incremental G&A multiplied by 4.*
6. *Includes 12 million shares of Series A Preferred Equity with an aggregate liquidation preference of $300.0 million held by certain of CEOC's creditors and backstop investors.*
7. *Cash and Cash Equivalents for the Post-IPO period includes $184 million of cash available on December 31, 2017, per the Form 10-K filed on March 28, 2018, plus $617 million of remaining cash proceeds generated from the completion of the Company's initial public offering.*

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# RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES:

## CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS

| Caesars[1] *($ in millions)* | Year Ended December 31, 2015[3] | CEOC[2] Year Ended December 31, 2015[3] |
|---|---|---|
| Net income/(loss) | $5,920 | ($2,434) |
| Net income/(loss) attributable to non-controlling interests | 132 | – |
| Loss from discontinued operations, net of income taxes | (155) | 13 |
| Income tax provision/(benefit) | (119) | (26) |
| Deconsolidation and restructuring of CEOC and other[4] | (6,115) | – |
| Other income, including interest income | – | (8) |
| Reorganization items | – | 2,615 |
| Interest expense | 683 | 345 |
| **Income/(loss) from operations** | **$346** | **$504** |
| Depreciation and amortization | 374 | 347 |
| Write-downs, reserves, and project opening costs, net of recoveries | – | 81 |
| Impairment of tangible and other intangible assets | 1 | 130 |
| (Gain)/loss on interests in non-consolidated affiliates | – | (1) |
| Corporate expense | 174 | 67 |
| Caesars Interactive Entertainment stock-based compensation | 31 | – |
| Acquisition and integration costs | – | 6 |
| Amortization of intangible assets | – | 39 |
| Impact of consolidating The LINQ and Octavius Tower | – | (14) |
| Other operating costs[5] | 152 | – |
| **Property EBITDA** | **$1,078** | **$1,160** |
| Corporate expense | (174) | (67) |
| Stock-based compensation expense[6] | 62 | 1 |
| Other items[7] | 50 | 10 |
| **Caesars/CEOC Adjusted EBITDA[8]** | **$1,016** | **$1,104** |
| | | |
| **Adjusted EBITDA of Caesars and CEOC** | | **$2,120** |
| Lease Payment – Non-CPLV & Joliet | | 465 |
| Lease Payment – CPLV | | 165 |
| Total Rent Payments | | 630 |
| **Corporate-Level Rent Coverage** | | **3.4x** |

*Source: Caesars Public Filings*

1. *Caesars Enterprise Wide Adjusted EBITDAR for the year ended December 31, 2015 is as disclosed in Caesars's Form 8-K, filed on May 18, 2017 referencing the Analyst Day presentation from the same day. Corporate-Level Rent Coverage is calculated by dividing (a) Adj. EBITDA of Caesars and CEOC by (b) year one rent under the Master Leases. The $630.0 million in total rent is comprised of year one rent of $465 million under the Non-CPLV Lease plus $165 million under the CPLV Lease.*
2. *CEOC above represents the period prior to CEOC's emergence from bankruptcy on October 6, 2017 and excludes the now-deconsolidated Ohio Properties. "Baltimore" above represents the now-deconsolidated Horseshoe Baltimore.*
3. *Certain prior year amounts have been reclassified to conform to the current year's presentation. For the year ended December 31, 2015, $51.8 million of depreciation expense previously reported as corporate expense was reclassified to depreciation and amortization expense.*
4. *Amounts during 2016 primarily represent Caesars' estimated costs in connection with CEOC's restructuring. Amount during 2015 primarily represents Caesars' gain recognized upon the deconsolidation of CEOC.*
5. *Amounts primarily represent pre-opening costs incurred in connection with property openings and expansion projects at existing properties and costs associated with the acquisition and development activities and reorganization activities.*
6. *Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Caesars employees.*
7. *Amounts represent add-backs and deductions from EBITDA, permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with the restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses.*
8. *In prior periods, as permitted under the indentures governing CEOC's existing notes and the credit agreement governing CEOC's senior secured credit facilities, CEOC presented adjustments to include 100% of the Adjusted EBITDA of Baluma Holdings. On May 18, 2017, Baluma Holdings sold its 55% share in Punta del Este Conrad in Uruguay to Enjoy S.A., giving Enjoy S.A. 100% ownership in the Punta del Este Conrad. Baluma Holdings received net proceeds from the transaction of approximately $180 million after distributions to certain minority investors. Because of the sale, CEOC's Adjusted EBITDA excludes the Adjusted EBITDA of Baluma Holdings for all periods presented.*

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# RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES:

## CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS (CONT'D)

Caesars adopted ASU 2014-09 effective January 1, 2018, using the full retrospective method, which requires the recasting of each prior reporting period presented consistent with the new standard. The most significant effects of adopting the new standard related to the accounting for Caesars' Total Rewards customer loyalty program and casino promotional allowances. The following recast reconciliation is derived from the supplemental information in "Effect of Revenue Recognition Restatement" and the investor presentation "2Q 2018 Earnings" dated August 1, 2018 of Caesars Entertainment Corporation, which is publicly available.

| | Year-Ended December 31, | | Three Months Ended | | | | |
|---|---|---|---|---|---|---|---|
| *($ in millions)* | 2016 | 2017 | March 31, 2017 | June 30, 2017 | March 31, 2018 | June 30, 2018 | Twelve Months Ended June 30, 2018 |
| Net income/(loss) attributable to company | $(2,681) | $9,842 | $(403) | $(1,291) | $(34) | $29 | $11,531 |
| Net income/(loss) attributable to non-controlling interests | (24) | (13) | 2 | 2 | - | - | (17) |
| Discontinued operations, net of income taxes | (3,379) | (26) | - | - | - | - | (26) |
| Income tax (benefit)/provision | 338 | (1,983) | 61 | 40 | 13 | (36) | (2,107) |
| Gain on deconsolidation of subsidiary | - | (31) | - | - | - | - | (31) |
| Restructuring of CEOC and other[1] | 5,932 | (7,837) | 464 | 1,432 | (184) | (45) | (9,962) |
| Loss on extinguishment of debt | - | 220 | - | - | - | - | 220 |
| Interest expense | 798 | 941 | 197 | 191 | 330 | 334 | 1,218 |
| Depreciation and amortization | 788 | 873 | 189 | 175 | 280 | 268 | 1,057 |
| Corporate expense | 264 | 282 | 56 | 74 | 82 | 76 | 310 |
| Other operating costs[2] | 102 | 48 | (1) | (34) | 66 | 33 | 182 |
| **Property EBITDAR** | **$2,138** | **$2,316** | **$565** | **$589** | **$553** | **$659** | **$2,375** |
| Corporate expense | (264) | (282) | (56) | (74) | (82) | (76) | (310) |
| Stock-based compensation expense[3] | 233 | 43 | 9 | 9 | 18 | 20 | 63 |
| Other items[4] | 28 | 129 | 18 | 27 | 29 | 20 | 132 |
| **Adjusted EBITDAR (Same-Store[5])** | **$2,135** | **$2,206** | **$536** | **$551** | **$518** | **$623** | **$2,260** |
| **Baltimore Adjusted EBITDAR[5]** | **69** | **39** | **14** | **15** | **-** | **-** | **10** |
| **Adjusted EBITDAR** | **$2,204** | **$2,245** | **$550** | **$566** | **$518** | **$623** | **$2,270** |
| Lease Payment – Non-CPLV & Joliet | 465 | 465 | | | | | 465 |
| Lease Payment – CPLV | 165 | 165 | | | | | 165 |
| Total Rent Payments | 630 | 630 | | | | | 630 |
| **Corporate-Level Rent Coverage** | **3.5x** | **3.6x** | | | | | **3.6x** |

*Source: Caesars Public Filings*

*1. 2018 amount primarily represents a change in fair value of our derivative liability related to the conversion option of the CEC Convertible Notes; 2017 amount primarily represents CEC's costs in connection with the restructuring of CEOC.*

*2. Amounts primarily represent costs incurred in connection with the development activities and reorganization activities, and/or recoveries associated with such items.*

*3. Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Company's employees.*

*4. Amounts represent add-backs and deductions from adjusted EBITDAR permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC's restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses.*

*5. Same-store results include CEOC and certain of its U.S. subsidiaries as if they consolidated in all periods, and exclude the results of the Horseshoe Baltimore property in periods of its consolidation (dates prior to August 31, 2017).*

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31